UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2017

GCI, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-5890	91-1820757
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition

On November 1, 2017, GCI, Inc.'s parent company, General Communication, Inc. ("GCI") issued a press release announcing earnings for the three and nine months ended September 30, 2017. A copy of the press release (the “Earnings Release”) is attached as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such Item 2.02 or Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

The earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measure of Adjusted EBITDA (defined as earnings plus imputed interest on financed devices before net interest expense, income taxes, depreciation and amortization expense, loss on extinguishment of debt, derivative instrument unrealized income (loss), share-based compensation expense, accretion expense, loss attributable to non-controlling interest resulting from New Markets Tax Credit transactions, gains and impairment losses on equity and cost method investments, and other non-cash adjustments) and Pro Forma EBITDA (defined as Adjusted EBITDA plus transaction costs relating to the previously announced agreement with Liberty Interactive Corporation to combine GCI with certain assets of the Liberty Ventures Group) for the three and nine months ended September 30, 2017 and 2016 and the three months ended June 30, 2017. Adjusted EBITDA and Pro Forma EBITDA have been reconciled to the closely related GAAP financial measure, net income (loss), within the earnings release.

Adjusted EBITDA and Pro Forma EBITDA are not presented as an alternative measure of net income, operating income or cash flow from operations, as determined in accordance with accounting principles generally accepted in the United States of America. GCI's management uses Adjusted EBITDA and Pro Forma EBITDA to evaluate the operating performance of its business, and as a measure of performance for incentive compensation purposes. GCI believes Adjusted EBITDA and Pro Forma EBITDA are useful to investors and other users of our financial information in understanding and evaluating operating performance as an analytical indicator of income generated to service debt and fund capital expenditures. In addition, multiples of current or projected Adjusted EBITDA and Pro Forma EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA and Pro Forma EBITDA do not give effect to cash used for debt service requirements, and thus do not reflect funds available for investment or other discretionary uses. Adjusted EBITDA and Pro Forma EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

Section 8 - Other Events

Item 8.01 Other Events

The section of the Earnings Release that is set forth under the heading “Liberty Interactive Transaction Update” is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act, and is hereby incorporated by reference into this Item 8.01. The complete Earnings Release is archived on GCI’s website.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by General Communication, Inc. on November 1, 2017
99.2	Excerpts of Press Release issued by General Communication, Inc. under the heading “Liberty Interactive Transaction Update”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, INC.
(Registrant)

Date: November 2, 2017

	By	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Chief Financial Officer,
Secretary, Treasurer,
and Director
(Principal Financial Officer)